UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SUPERGEN, INC
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SUPERGEN, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2005

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of SuperGen, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 12, 2005 at 2:00 p.m., local time, at the Company’s principal executive office, 4140 Dublin Boulevard, Dublin, California 94568, for the following purposes:

1.                To elect six directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.                To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2005.

3.                To approve amendments to the Company’s 2003 Stock Plan, including (i) increasing the number of shares of common stock authorized for issuance by 2,000,000 shares for a total of 5,500,000 shares reserved under the Plan, (ii) adding the ability to grant restricted stock units and stock appreciation rights, (iii) approving the Plan’s material terms and performance goals for purposes of Internal Revenue Code Section 162(m), and (iv) prohibiting option or stock appreciation right repricing without obtaining stockholder approval.

4.                To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only holders of record of the Company’s common stock at the close of business on March 24, 2005, the record date, are entitled to notice of and to vote at the annual meeting.

All stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she has returned a proxy.

/s/ JAMES S.J. MANUSO, Ph.D.
        President, Chief Executive Officer and Director

Dublin, California
April 4, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

SUPERGEN, INC.

PROXY STATEMENT
FOR
2005 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SuperGen, Inc. (“we,” “SuperGen,” or the “Company”) for use at the Annual Meeting of Stockholders  to be held on Thursday, May 12, 2005 at 2:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The annual meeting will be held at the Company’s principal executive office, 4140 Dublin Boulevard, Dublin, California 94568. The telephone number at that location is (925) 560-0100.

The proxy solicitation materials, which include the Proxy Statement, Proxy Card, and the Company’s 2004 Annual Report to Stockholders, were first mailed to all stockholders entitled to vote at the annual meeting on or about April 7, 2005.

Record Date

Stockholders of record at the close of business on March 24, 2005 (the “Record Date”) are entitled to notice of and to vote at the annual meeting. As of the Record Date, 51,145,423 shares of the Company’s common stock were issued and outstanding. No shares of preferred stock were outstanding.

Revocability of Proxies

Any proxy given under this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Voting Procedures

Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on by the stockholders. Stockholders do not have the right to cumulate votes. Votes cast in person or by proxy will be tabulated by Mellon Investor Services LLC, the Company’s transfer agent.

Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted as follows:

(1)   “FOR” the election of each of the Company’s nominees as a director.

(2)   “FOR” ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2005.

(3)   “FOR” approval of the amendments to the Company’s 2003 Stock Plan.

Quorum; Abstentions; Broker Non-Votes

A majority of the outstanding shares of common stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting or any adjournments thereof. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the common stock present in person or represented by proxy at the meeting and “entitled to vote on the subject matter” (the “Votes Cast”) with respect to such matter.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. Neither abstentions nor broker “non-votes” affect the election of directors as the vote required is a plurality of the votes duly cast, which means that only affirmative votes will affect the outcome of the election. Broker “non-votes” are not deemed to be Votes Cast. As a result, while abstentions are deemed to be Votes Cast and will have the effect of votes in opposition of a given proposal, broker “non-votes” are not included in the tabulation of the voting results on issues requiring approval of a majority of the Votes Cast and, therefore, do not have the effect of votes in opposition in such tabulations.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Costs of Solicitation of Proxies

We will bear the costs of soliciting proxies. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and employees, without additional compensation, personally or by telephone, letter, e-mail or facsimile.

Householding

We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, we are permitted to deliver a single copy of our proxy materials to electing stockholders who share the same last name and address and do not participate in electronic delivery. Householding allows us to reduce our printing and postage cost and reduces the volume of duplicative information received at your household.

If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to: Investor Relations, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568.

Deadline for Receipt of Stockholder Proposals

Our stockholders may submit proposals that they believe should be voted upon at our next annual meeting or nominate persons for election to our Board. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2006 annual meeting. Any such stockholder proposals must be submitted in writing to the attention of the Corporate Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, no later than 120 days prior to the first anniversary of the date on which notice of our 2005 annual meeting was mailed to stockholders. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the 2006 Proxy Statement.

Alternatively, under our Bylaws, a nomination or a proposal for the 2006 annual meeting that the stockholder does not seek to include in our 2006 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Corporate Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, not less than 60 days prior to the first anniversary of the date on which notice of our 2005 annual meeting was mailed to stockholders. As described in our Bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our Bylaws, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

The SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in our Proxy Statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the 2006 annual meeting is February 15, 2006 (45 calendar days prior to the first anniversary of the date on which notice of our 2005 annual meeting was mailed to stockholders). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the annual meeting.

CORPORATE GOVERNANCE AND OTHER MATTERS

Board Independence

We have determined that all of our directors, other than Dr. James Manuso, are independent directors under the marketplace rules of the Nasdaq Stock Market. We have also determined that all directors serving as members of our Audit Committee, Compensation Committee, and Governance and Nominating Committee are independent under the marketplace rules of the Nasdaq Stock Market and the rules of the SEC.

Consideration of Stockholder Recommendations and Nominations

The Governance and Nominating Committee of our Board will consider both recommendations and nominations for candidates to our Board from stockholders. A stockholder who desires to recommend a candidate for election to our Board shall direct the recommendation in writing to the Corporate Secretary, SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock and amount of stock holdings. For a stockholder recommendation to be considered by the Governance and Nominating Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals.

If, instead, a stockholder desires to nominate a person directly for election to our Board, the stockholder must follow the rules set forth by the SEC (see “Deadline for Receipt of Stockholder Proposals” above) and meet the deadlines and other requirements set forth in Section 3.17 of our Bylaws, including: (1) the name and address of the stockholder who intends to make the nomination and of the person or persons to the be nominated; (2) a representation that the stockholder is a holder of record of our stock or entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder, each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board; and (5) the consent of each nominee to serve as a director of the Company if so elected.

Identifying and Evaluating Nominees for Director

The Governance and Nominating Committee will use the following procedures to identify and evaluate the individuals that it selects, or recommends that our Board select, as director nominees:

•       The Committee will review the qualifications of any candidates who have been properly recommended or nominated by stockholders, as well as those candidates who have been identified by management, individual members of our Board or, if the Committee determines, a search firm. Such review may, in the Committee’s discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper.

•       The Committee will evaluate the performance and qualifications of individual members of our Board eligible for re-election at the annual meeting of stockholders.

•       The Committee will consider the suitability of each candidate, including the current members of our Board, in light of the current size and composition of our Board. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, diversity, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of our Board as a whole. While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a board that is comprised of directors who (1) are predominately independent, (2) are of high integrity, (3) have qualifications that will increase overall Board effectiveness and (4) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

•       After such review and consideration, the Committee selects, or recommends that our Board select, the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

•       In evaluating and identifying candidates, the Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•       The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to our Board.

Stockholder Communication with our Board of Directors

Any stockholder may contact any of our directors by writing to them by mail or express mail c/o SuperGen, Inc., 4140 Dublin Boulevard, Suite 200, Dublin, California 94568.

Any stockholder communications directed to our Board (other than concerns regarding questionable accounting or auditing matters directed to the Audit Committee or otherwise in accordance with our Financial Information Integrity Policy) will first go to our Corporate Secretary, who will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in our stockholder communications log.

The Corporate Secretary will forward all such original stockholder communications to our Board for review.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees of the Company and its subsidiaries. A copy of the Code of Business Conduct and Ethics is available in the corporate governance section on our website at www.supergen.com.

Attendance by Board Members at the Annual Meeting of Stockholders

It is the policy of our Board to encourage board members to attend the annual meeting of stockholders. Three members of our Board attended our 2004 Annual Meeting of Stockholders.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Our Board is currently composed of six members. The directors are elected to serve one-year terms and until their respective successors are elected and qualified. The Board has nominated the persons set forth below for election as directors. All of the nominees are current directors of the Company. Dr. Allan Goldberg was appointed to the Board in March 2005 to fill a vacancy created by the resignation of Dr. Joseph Rubinfeld. Dr. Goldberg  was recommended for membership to the Board by Dr. Manuso, our president and chief executive officer. There are no family relationships among any of our directors or executive officers, including any of the nominees mentioned below. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director.

Vote Required

The six nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

Information Regarding Nominees

Name	Age	Principal Occupation
James S.J. Manuso	56	President, Chief Executive Officer and Director of the Company
Charles J. Casamento(1)(3)	59	President and Chief Executive Officer, Osteologix, Inc.
Thomas V. Girardi(1)(2)(3)	65	Senior Partner, Girardi & Keese
Allan R. Goldberg(3)	63	Managing Partner, The Channel Group, LLC
Walter J. Lack(1)(2)(3)	57	Managing Partner, Engstrom, Lipscomb & Lack
Michael D. Young(3)	65	Chairman and Chief Scientific Officer, Strategic Healthcare Development LLC

(1)          Member of the Audit Committee

(2)          Member of the Compensation Committee

(3)          Member of the Governance and Nominating Committee

James S.J. Manuso, Ph.D. has served as our president and chief executive officer since January 1, 2004, and as a director since February 2001. Dr. Manuso is co-founder and immediate past president and chief executive officer of Galenica Pharmaceuticals, Inc. Immediately prior to this appointment, he was president of Manuso, Alexander & Associates, Inc., management consultants and financial advisors to pharmaceutical and biotechnology companies since 1992. Dr. Manuso co-founded and was general partner of PrimeTech Partners, a venture management partnership that developed biotechnology companies, from 1998 to 2002. He serves on the boards of privately-held companies, including Quark Biotech, Inc. and KineMed, Inc. Previously, he served on the boards of Galenica, Symbiontics, Inc., Supratek Pharma, Inc.,

and Inflazyme Pharmaceuticals, Inc. Dr. Manuso earned an A.B. with Honors in Economics and Chemistry from New York University, a Ph.D. in Experimental Psychophysiology from the Graduate Faculty of The New School University, where he was a New School Scholar, a Certificate in Health Systems Management from Harvard Business School, and an Executive M.B.A. from Columbia Business School where he was an Equitable Companies Scholar. Dr. Manuso is the author of over 30 chapters, articles and books on topics including health care systems general management and biotech company development. He has taught at Columbia, Georgetown, Waseda University (Japan) and elsewhere and he has delivered invited addresses to the American Medical Association, the Biotechnology Industry Association, the Securities Industry Association and many other professional associations.

Charles J. Casamento has served as a director of the Company since September 2002. Mr. Casamento is president and chief executive officer of Osteologix, Inc. From 1999 through August 2004, he served as chairman of the board, president and chief executive officer of Questcor Pharmaceuticals, Inc. Mr. Casamento formerly served as RiboGene, Inc.’s president, chief executive officer and chairman of the board from 1993 through 1999. He was co-founder, president and chief executive officer of Interneuron Pharmaceuticals, Inc., a biopharmaceutical company, from 1989 until 1993. Mr. Casamento has also held senior management positions at Genzyme Corporation, where he was senior vice president, pharmaceuticals and biochemicals; American Hospital Supply, where he was vice president of business development and strategic planning for the Critical Care Division; Johnson & Johnson, Hoffmann La Roche, Inc. and Sandoz Inc. Mr. Casamento is also a director of CORTEX Pharmaceuticals, a biopharmaceutical company. Mr. Casamento holds a bachelor’s degree in Pharmacy from Fordham University and an M.B.A. from Iona College. He is also a licensed pharmacist in the states of New York and New Jersey.

Thomas V. Girardi has served as a director since May 2000. Mr. Girardi is senior partner of Girardi & Keese, a law firm specializing in major business litigation, where he has worked since 1964. Mr. Girardi has served as national president and Los Angeles chapter president of the American Board of Trial Advocates, is a fellow of the International Academy of Trial Lawyers and the Inner Circle of Advocates, and is a member of the American Board of Professional Liability Lawyers, International Society of Barristers, and American Trial Lawyers Association. Mr. Girardi is also a member of the board of directors of Spectrum Laboratories, Inc. and Coast Casinos, Inc. He received his B.S. from Loyola Marymount University, his J.D. from Loyola Law School and an L.L.M. from New York University.

Allan R. Goldberg, Ph.D. was appointed to the Board of Directors in March 2005. Dr. Goldberg is a co-founder and currently serves as a managing partner of The Channel Group LLC (TCG), a global life science venture management and strategic advisory organization with expertise in business, financial and commercial development. Prior to his affiliation with TCG, Dr. Goldberg co-founded PrimeTech Partners, a venture management partnership whose purpose was to create, finance and develop biomedical companies. From 1989 to 1997, Dr. Goldberg held various senior management positions including chief scientific officer, chairman and chief executive officer at Innovir Laboratories, Inc., a Nasdaq-listed biotechnology company he also co-founded. Prior to Innovir, Dr. Goldberg was a professor of virology and a Richard King Mellon Foundation Fellow at The Rockefeller University from 1971 to 1989. Dr. Goldberg has also served as a consultant to several large pharmaceutical companies as well as numerous private and public academic institutions. Dr. Goldberg earned a B.A. in English and Mathematics from Cornell University and a Ph.D. in Biochemistry/Biology from Princeton University. He was a postdoctoral fellow at Albert Einstein College of Medicine.

Walter J. Lack has served as a director since February 2000. Mr. Lack is managing partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. He is a member of the International Academy of Trial

Lawyers and an Advocate of the American Board of Trial Advocates. Mr. Lack is also a member of the board of directors of HCC Insurance Holdings, Inc., Microvision Inc. and Spectrum Laboratories, Inc.

Michael D. Young, M.D., Ph.D. has served as a director since September 2002. Dr. Young has more than 25 years of experience in the pharmaceutical industry, with significant management experience in the areas of clinical research and development, pre-clinical development and worldwide regulatory affairs. Prior to joining our board of directors, he served as development director, chief scientific officer, for London-based Celltech PLC, a leading European biotechnology company, where he was responsible for all research and strategic product development. During his tenure, Celltech developed five new products. Previously, Dr. Young was corporate director, worldwide regulatory and clinical development, for The Procter & Gamble Company. He has also held senior positions at SmithKline Beckman Corp., French Laboratories, Astra Pharmaceuticals and Delbay Pharmaceuticals (a joint-venture between Bayer and Schering Plough).

Board Meetings and Committees

During the year ended December 31, 2004, the Board held 18 meetings, some of which were held telephonically. All of the directors attended 75% or more of the meetings of the Board and committees, if any, upon which such directors served, with the exception of Mr. Girardi, who attended 72% of the meetings.  In addition, certain matters were approved by the Board or a committee of the Board by unanimous written consent.

The Board currently has three standing committees:  the Audit Committee, Compensation Committee, and Governance and Nominating Committee. Each committee has a written charter that has been approved by our Board, and copies of these charters are available in the corporate governance section of our website at www.supergen.com.

Audit Committee.   The Audit Committee currently is composed of three independent directors, as defined in the applicable listing standards of the Nasdaq National Market:  Mr. Casamento, Mr. Girardi, and Mr. Lack. The Board has determined that Mr. Casamento is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee reviews and monitors the corporate financial reporting, internal controls and the internal and external audits of the Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by the Company’s independent auditors, and the Company’s compliance with legal matters that have a significant impact on its financial reports. The Audit Committee meets independently with our independent auditors and our senior management and reviews the general scope of our accounting, financial reporting, annual audit and the results of the annual audit, interim financial statements, auditor independence issues, and the adequacy of the Audit Committee charter. The Audit Committee held five meetings during the year ended December 31, 2004. For more information regarding the functions performed by the Audit Committee, please see “Report of the Audit Committee of the Board of Directors,” included in this Proxy Statement.

Compensation Committee.   The Compensation Committee is currently composed of two independent directors, as defined in the applicable listing standards of the Nasdaq National Market:  Mr. Girardi and Mr. Lack. The Compensation Committee reviews the Company’s executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board regarding such matters. The Compensation Committee held six meetings during 2004. See “Report of the Compensation Committee of the Board of Directors” included in this Proxy Statement.

Governance and Nominating Committee.   The Governance and Nominating Committee is composed of Mr. Casamento, Mr. Girardi, Dr. Goldberg, Mr. Lack, and Dr. Young. All Committee members are independent, as defined in the applicable listing standards of the Nasdaq National Market. The purpose of this Committee is to assist the Board in meeting appropriate governance standards. To carry out this purpose, the Committee’s role is to:  (1) develop and recommend to the Board the governance principles applicable to the Company; (2) oversee the evaluation of the Board and management; (3) recommend to the Board director nominees for each committee; (4) assist the Board by identifying prospective director nominees and determine the director nominees for the next annual meeting of stockholders and (5) manage and oversee the recruitment of successor CEO candidates.  The Governance and Nominating Committee did not hold a formal meeting during 2004.

Director Compensation

All non-employee directors of the Company receive $3,000 in compensation for attendance at each meeting of the Board, and Board committee members each receive $1,500 for each Board committee meeting attended in person. Directors and Board committee members are also reimbursed for all reasonable expenses incurred by them in attending Board and committee meetings.

We have also adopted the 1996 Directors’ Stock Option Plan (“Directors’ Plan”) providing for stock options to be granted to certain non-employee directors. Under the Directors’ Plan, each new non-employee director who joins the Company is entitled to receive an option to purchase 50,000 shares of our common stock. All options granted under the Directors’ Plan will vest as to 20% of the shares upon grant and as to 20% of the shares each year thereafter, provided that the non-employee director shall continue to serve as a director on such date. Each option has a term of ten years from the date of grant. The exercise price per share for all options granted under the Directors’ Plan is 100% of the fair market value of our common stock on the date of grant.

In 2003, the Board approved an annual grant, commencing in May 2003 and on the anniversary of each annual meeting, of a stock option to each then-serving member of the Audit Committee, Compensation Committee, and Governance and Nominating Committee, respectively, for their services on each such committee, to purchase 7,500 shares of our common stock under the 2003 Stock Plan. All options granted to committee members shall vest as to 25% of the shares on the date of grant and as to 25% of the shares on each three-month anniversary of the date of grant. Each option shall have a term of ten years from the date of grant. The exercise price per share for all options granted shall be 100% of the fair market value of our common stock on the date of grant.

The following table sets forth option grants to committee members during 2004:

Name	Committee	Date of Grant(1)	Number of Shares Underlying Options Granted	Exercise Price Per Share(2)	Expiration Date
Charles J. Casamento	Audit	05/06/04	7,500	$7.79	05/06/14
	Governance	05/06/04	7,500	7.79	05/06/14
Thomas V. Girardi	Audit	05/06/04	7,500	7.79	05/06/14
	Compensation	05/06/04	7,500	7.79	05/06/14
	Governance	05/06/04	7,500	7.79	05/06/14
Walter J. Lack	Audit	05/06/04	7,500	7.79	05/06/14
	Compensation	05/06/04	7,500	7.79	05/06/14
	Governance	05/06/04	7,500	7.79	05/06/14
Michael D. Young	Governance	05/06/04	7,500	7.79	05/06/14

(1)          All of the option shares vest as to 25% of the shares on the date of the grant and as to 25% of the shares on each three-month anniversary thereafter.

(2)          The exercise price per share represents the fair market value on the date of grant as determined by the closing price of our common stock on the Nasdaq National Market.

During 2004, the Board approved the grants of additional stock options under the Company’s 2003 Stock Plan, separate from the annual grants noted above. The following table sets forth such grants:

Name	Date of Grant(1)	Number of Shares Underlying Options Granted	Exercise Price Per Share (2)	Expiration Date
Charles J. Casamento	10/06/04	10,000	$5.88	10/06/14
Thomas V. Girardi	10/06/04	10,000	5.88	10/06/14
Walter J. Lack	10/06/04	10,000	5.88	10/06/14
Joseph Rubinfeld(3)	10/06/04	10,000	5.88	10/06/14
Michael D. Young	10/06/04	10,000	5.88	10/06/14

(1)          All option shares were 100% exercisable on date of grant.

(2)          The exercise price per share represents the fair market value on the date of grant as determined by the closing price of our common stock on the Nasdaq National Market.

(3)          Dr. Rubinfeld served on the Board of Directors during all of 2004 and resigned from the Board in February 2005.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

With authority granted by our Board, the Audit Committee has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2005, and recommends that the stockholders vote for ratification of such appointment.

Ernst & Young has audited our financial statements since 1994. A representative of Ernst & Young is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Principal Auditor Fees and Services

The following table sets forth fees for services Ernst & Young provided during fiscal years 2004 and 2003:

	2004	2003
Audit fees(1)	$525,200	$232,500
Audit-related fees(2)	2,400	29,100
Tax fees(3).	92,000	92,000

(1)          Represents fees for professional services provided in connection with the audit of our annual financial statements and internal controls, review of our quarterly financial statements, advice on accounting matters that arose during the audit, and audit services provided in connection with other statutory or regulatory filings.

(2)          Represents fees for accounting consultation services.

(3)          Represents fees for preparation of federal and state consolidated tax returns.

The Audit Committee has considered whether the non-audit services provided by Ernst & Young are compatible with maintaining the independence of Ernst & Young and has concluded that the independence of Ernst & Young is maintained and is not compromised by the services provided.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by Ernst & Young. During fiscal year 2004, 100% of the services were pre-approved by the Audit Committee in accordance with this policy.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent auditors will require the affirmative vote of a majority of the outstanding shares of common stock represented, in person or by proxy, and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as having been represented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPOINTING ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL THREE

AMENDMENTS TO 2003 STOCK PLAN

General

Our 2003 Stock Plan currently provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), as amended, and for the granting to employees and consultants of nonstatutory stock options and stock purchase rights. The 2003 Plan was originally adopted by the Board in March 2003 and approved by the Company’s stockholders in May 2003. Unless terminated sooner, the 2003 Stock Plan will terminate automatically in May 2013.

In March 2005, the Board voted to (i) increase the number of shares authorized for issuance under the 2003 Stock Plan by an aggregate of 2,000,000 shares, bringing the total shares currently reserved for issuance under the 2003 Stock Plan to 5,500,000 shares plus (a) any shares which have been reserved but not issued under the Company’s 1993 Stock Option Plan (the “1993 Plan”) as of the expiration of the 1993 Plan on December 3, 2003, and (b) any shares which would otherwise have been returned to the terminated 1993 Plan as a result of termination of options or repurchase of shares issued under the 1993 Plan, (ii) add the ability to grant restricted stock units and stock appreciation rights, (iii) add provisions enabling us to qualify Plan awards as deductible “performance-based compensation” under Internal Revenue Code Section 162(m), and (iv) prohibit option or stock appreciation right repricing unless stockholder approval is obtained. Proposal Three seeks stockholder approval of these amendments. As of March 24, 2005 and after giving effect to the proposed 2,000,000 share increase, there were 2,320,389 shares available for future grant under the 2003 Stock Plan, plus any shares that would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of shares issued under the 1993 Plan. Approval of this amendment to the 2003 Stock Plan also perfects the stockholder approval requirement of Section 422 of the Code.

We believe that equity compensation awards play a key role in our ability to recruit, reward and retain executives and key employees. Companies like SuperGen have historically used equity compensation awards as an important part of recruitment and retention packages. We compete directly with other companies for experienced executives and sales personnel and believe that we must be able to offer comparable packages to attract the caliber of individual necessary to our business. Moreover, imminent changes in equity compensation accounting rules that will result in the mandatory expensing of stock options make it important for us to retain greater flexibility under our 2003 Stock Plan. The revised 2003 Stock Plan will allow us to grant a wider range of awards than is permitted under our current 2003 Stock Plan, including restricted stock units and stock appreciation rights, which will help us achieve our goal of recruiting, rewarding and retaining our talented personnel.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock represented, in person or by proxy, and entitled to vote on this proposal will be required to approve the amendments to the 2003 Stock Plan. Abstentions will have the same effect as votes against this proposal. Broker non-votes will not be counted as having been represented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE 2003 STOCK PLAN.

A copy of the revised 2003 Stock Plan is attached to this Proxy Statement as Appendix A. The essential provisions of the 2003 Stock Plan, as revised, are outlined below.

Summary of the 2003 Stock Plan

General.   The purposes of the 2003 Stock Plan are to help us attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants, including the employees, directors and consultants of any parent and subsidiary companies, and to promote the success of our business. Options granted under the 2003 Stock Plan may be either incentive stock options or nonstatutory stock options. Stock purchase rights, stock appreciation rights and restricted stock units may also be granted under the 2003 Stock Plan.

Shares Available for Issuance.   Upon approval of this proposal by our stockholders, a total of 5,500,000 shares will be available for issuance under the 2003 Stock Plan, plus any shares subject to any outstanding options under our 1993 Stock Option Plan that would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of shares issued under the 1993 Plan. Any shares subject to  awards shall be counted against the shares available for issuance as one share for every share subject thereto.

If an award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock or restricted stock units, is forfeited to or repurchased by us, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the 2003 Stock Plan. With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right shall cease to be available under the 2003 Stock Plan. Shares that have actually been issued under the 2003 Stock Plan under any award shall not be returned to the 2003 Stock Plan and shall not become available for future distribution under the 2003 Stock Plan; provided, however, that if shares of restricted stock or restricted stock units are repurchased by us at their original purchase price or are forfeited to us, such shares shall become available for future grant under the 2003 Stock Plan. Shares used to pay the exercise price of an option shall become available for future grant or sale under the 2003 Stock Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the 2003 Stock Plan.

Administration.   The 2003 Stock Plan may generally be administered by our Board or a committee appointed by the Board, referred to as the administrator. The administrator may make any determinations deemed necessary or advisable for the 2003 Stock Plan.

Eligibility.   Nonstatutory stock options, stock purchase rights, stock appreciation rights and restricted stock units may be granted to our employees, directors and consultants and to employees, directors and consultants of any parent or subsidiary companies. Incentive stock options may be granted only to our employees and to employees of any parent or subsidiary companies. The administrator, in its discretion, selects which of our employees, directors and consultants to whom awards may be granted, the time or times at which such awards shall be granted, and the exercise price (if any) and number of shares subject to each such grant.

No Repricing.   The 2003 Stock Plan prohibits option or stock appreciation right repricing, including by way of an exchange for another award, unless stockholder approval is obtained.

Limitations.   Section 162(m) of the Internal Revenue Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options and stock appreciation rights granted to such persons, the 2003 Stock Plan provides that no employee, director or consultant may be granted, in any fiscal year of ours, options and stock appreciation rights to purchase more than 1,000,000 shares of our common stock or restricted stock and restricted stock units covering more than 500,000 shares of our common atock. Notwithstanding this limit, however, in connection with such individual’s initial service with the Company, such individual may be granted options and stock appreciation rights to purchase up to an additional 1,000,000 shares of our common stock or restricted stock or restricted stock units covering up to an additional 500,000 shares of our common stock.

Terms and Conditions of Options.   Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following terms and conditions:

(a)    Exercise Price. The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option and a nonstatutory stock option intended to qualify as “performance based compensation” under Section 162(m) of the Code may not be less than 100% of the fair market value of our common atock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to an at least 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of our common stock is generally determined with reference to the closing sale price for our common stock (or the closing bid, if no sales were reported) on the date the option is granted.

(b)   Exercise of Option; Form of Consideration. The administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, reduction in the amount of any liability we may have to a person receiving an option grant, any other form of consideration permitted by applicable law, or any combination thereof.

(c)    Term of Option. The term of each option will be stated in the option agreement. The term of an incentive stock option may be no more than ten years from the date of grant; provided, however, that in the case of an incentive stock option granted to an at least 10% shareholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

(d)   Termination of Service. If an optionee’s service relationship with us terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee’s service relationship with us terminates due to the optionee’s death or disability, the optionee or the optionee’s personal representative, estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the option, to the extent the option was vested on the date of termination, within twelve months from the date of such termination.

(e)    Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Stock Plan as may be determined by the administrator.

Stock Purchase Rights.   In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

Restricted Stock Units.   Awards of restricted stock units are shares that vest in accordance with terms and conditions established by the administrator.

In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the administrator may impose whatever conditions to vesting it determines to be appropriate. The number of restricted stock units paid out to the participant will depend on the extent to which the vesting criteria are met. The administrator may set vesting criteria based upon the achievement of Company-wide, business unit or individual goals, which may include continued employment or service, or any other basis determined by the administrator. Notwithstanding the foregoing, if the administrator desires that the award qualify as performance-based compensation under Internal Revenue Code Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information).

Upon satisfying the applicable vesting criteria, the participant shall be entitled to the payout specified in the award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the administrator may reduce or waive any vesting criteria that must be met to receive a payout. Restricted stock units shall only be paid out in shares of our common stock.

Stock Appreciation Rights.   Stock appreciation rights are awards that grant the participant the right to receive an amount equal to (1) the number of shares exercised, times (2) the amount by which our stock price exceeds the exercise price. The exercise price will be set on the date of grant, but can vary in accordance with a predetermined formula. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. Our obligation arising upon the exercise of a stock appreciation right may only be paid in shares of our common stock.

The administrator determines the terms of stock appreciation rights. However, a stock appreciation right may not be granted with an exercise price below 100% of the fair market value of the underlying stock. Moreover, a stock appreciation right will expire no later than ten years after the date of grant.

Performance Goals.   Under Section 162(m) of the Code, the annual compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the material terms of the 2003 Stock Plan, setting limits on the number of awards that any individual may receive and for awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid.

We have designed the 2003 Stock Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the administrator (in its discretion) may make performance goals applicable to a participant with respect to an award. At the administrator’s discretion, one or more of the following performance goals may apply (all of which are defined in the 2003 Stock Plan): annual revenue, cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, and total stockholder return.

The administrator will automatically adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

Non-Transferability of Awards.   Unless determined otherwise by the administrator, an award granted under the 2003 Stock Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes an award granted under the 2003 Stock Plan transferable, transferable, it may only be transferable for no consideration to transferees permitted pursuant to the SEC’s General Instructions to the Form S-8 Registration Statement and such award shall contain such additional terms and conditions as the administrator deems appropriate.

Adjustments Upon Changes in Capitalization.   In the event our common stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2003 Stock Plan, the number of shares that may be granted to a participant in any year and in connection with a participant’s initial employment with us, the number and class of shares of stock subject to any award outstanding under the 2003 Stock Plan, and the exercise price, if any, of any such award.

In the event of a liquidation or dissolution, the administrator may, in its sole discretion, provide that each participant shall have the right to exercise all or any part of his or her the option or stock appreciation right until ten days prior to the date of liquidation or dissolution, including shares as to which the option or stock appreciation right would not otherwise be exercisable. Additionally, the administrator may provide that any forfeiture or repurchase rights applicable to any other awards shall fully lapse, or provide for the full vesting of any other awards.

In connection with our merger with or into another corporation or our “change of control,” as defined in the 2003 Stock Plan, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation. If the successor corporation refuses to assume the awards or to substitute substantially similar awards, the participant shall fully vest in such awards and any forfeiture or repurchase rights relating to such awards shall fully lapse. In such event, the administrator shall notify the participant that the option or stock appreciation right is fully exercisable for fifteen days from the date of such notice and that the option or stock appreciation right terminates upon expiration of such period.

Amendment and Termination of the Plan.   Our Board may amend, alter, suspend or terminate the 2003 Stock Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2003 Stock Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may impair any option or stock purchase right previously granted under the 2003 Stock Plan without the written consent of the optionee. Unless terminated earlier, the 2003 Stock Plan shall terminate ten years from the date the 2003 Stock Plan was adopted by our Board.

Federal Income Tax Consequences

Incentive Stock Options.   An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise, or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or an at least 10% shareholder of ours. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.   An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Stock Purchase Rights.   Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, because we may repurchase the stock when the purchaser ceases to provide services to us. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser’s ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is our employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or an at least 10% shareholder of ours.

Stock Appreciation Rights.   No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be capital gain or loss.

Restricted Stock Units.   A participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares of our vested common stock.

The foregoing is only a summary of the effect of federal income taxation upon us and optionees with respect to the grant and exercise of options under the 2003 Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s, director’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

New Plan Benefit under the Proposed Amendment to the 2003 Stock Plan

As of March 24, 2005 no stock options had been granted, and no shares had been issued, under the 2003 Stock Plan on the basis of the share increase pursuant to this Proposal. If this Proposal is approved, each non-employee directors who is a then-serving member of the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively, will be automatically awarded on the date of the annual meeting an option to purchase 7,500 shares of our common stock under the 2003 Stock Plan.

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of the end of December 31, 2004:

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(B) Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights	(C) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)(2)
Equity compensation plans approved bysecurity holders	6,502,052	$9.64	1,049,725
Equity compensation plans notapproved by security holders	—	—	—
Total	6,502,052	$9.64	1,049,725

(1)          Consists of securities issuable under the 1993 Stock Option Plan, the 2003 Stock Plan and the 1996 Directors’ Option Plan.

(2)          Includes 650,912 shares issuable under the 2003 Stock Plan, 220,000 shares issuable under the 1996 Directors’ Option Plan, and 178,813 shares issuable under the 1998 Employee Stock Purchase Plan.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

To our knowledge, the following table sets forth the beneficial ownership of common stock of the Company as of March 24, 2005 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock; (ii) each of the Company’s directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all directors and  executive officers of the Company as a group.

Name	Shares Beneficially Owned(1)	Percentage Beneficially Owned (%)
MGI PHARMA, Inc. 5775 West Old Shakopee Road, Suite 100 Bloomington, MN 55437	4,000,000	7.8
Joseph Rubinfeld(2) c/o SuperGen, Inc. 4140 Dublin Blvd., Suite 200 Dublin, CA 94568	2,908,946	5.5
Charles J. Casamento(3)	117,500	*
Thomas V. Girardi(4)	474,000	*
Allan R. Goldberg(5)	10,000	*
Walter J. Lack(6)	345,000	*
James S.J. Manuso(7)	749,803	1.4
Michael D. Young(3)	117,500	*
Edward L. Jacobs(8)	145,329	*
Audrey F. Jakubowski(9)	99,366	*
Karl L. Mettinger	-	*
Michael Molkentin(10)	39,029	*
All directors and executive officers as a group (10 persons)(11)	2,097,527	4.0

     * Less than 1%.

  (1)    The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire at May 23, 2005 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. At March 24, 2005, there were 51,145,423 shares of our common stock outstanding.

  (2)    Represents 1,442,890 shares held jointly by Joseph Rubinfeld and Loretta Kifer, husband and wife; 49,000 shares held by Joseph Rubinfeld and Loretta Kifer as custodians under the California Uniform Transfers to Minors Act; 1,397,156 shares issuable upon exercise of options to purchase shares of common stock exercisable by Joseph Rubinfeld at May 23, 2005; and options to purchase 19,900 shares of common stock exercisable by Loretta Kifer at May 23, 2005.

  (3)    Represents 117,500 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at May 23, 2005.

  (4)    Includes 240,500 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at May 23, 2005.

  (5)    Represents 10,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at May 23, 2005.

  (6)    Includes 120,000 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at May 23, 2005.

  (7)    Includes 60 shares held individually by Susan Manuso, James Manuso’s wife; 10 shares held by Susan Manuso as custodian for their minor daughter under Uniform Grant to Minors Act; and 748,333 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable by James Manuso at May 23, 2005.

  (8)    Includes 136,700 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at May 23, 2005.

  (9)    Represents 99,366 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at May 23, 2005.

(10)   Includes 38,542 shares issuable upon the exercise of stock options to purchase shares of common stock exercisable at May 23, 2005.

(11)   See footnotes (3) through (10). Includes 1,628,441 shares issuable upon the exercise of stock options to purchase shares of common stock held by directors and executive officers which are exercisable at May 23, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (“10% of Class Stockholders”) to file with the SEC reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% of Class Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, for the fiscal year ended December 31, 2004, through the Record Date, its executive officers, directors and 10% of Class Stockholders complied with all applicable Section 16(a) filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee was formed in January of 1993. The Compensation Committee is composed of Mr. Girardi and Mr. Lack, who are directors of the Company. None of these persons was an employee of the Company or any of its subsidiaries, nor were there any Compensation Committee interlocks or other relationships during 2004 requiring disclosure under Item 402(j) of Regulation S-K of the Securities Act of 1933, as amended.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning total compensation received by the chief executive officer and the other four most highly compensated executive officers (collectively, the “Named Officers”) for services rendered to the Company in all capacities during the last three fiscal years.

	Annual Compensation				Long-Term Compensation Awards
			Other Annual		Securities	All Other
			Compensation		Underlying	Compensation
Name and Principal Position	Year	Salary ($)	($)	Bonus ($)	Options (#)	($)(6)
James S.J. Manuso, Ph.D.(1) President and Chief Executive Officer	2004 2003 2002	383,333 — —	142,627 — — (4)	100,000 — —	1,250,000 — —	— — —
Edward L. Jacobs Chief Operating Officer	2004 2003 2002	301,346 287,500 300,000	10,850 6,728 7,020 (5)	93,000 91,000 89,500	80,000 — 20,000	6,000 6,000 6,000
Audrey F. Jakubowski, Ph.D. Chief Regulatory and Quality Officer	2004 2003 2002	219,583 179,229 122,917	— — —	61,775 — 5,300	6,000 35,000 11,700	4,586 5,377 3,847
Karl L. Mettinger, M.D.(2) Senior Vice President, Chief Medical Officer	2004 2003 2002	285,000 273,125 285,000	— — —	78,375 — 8,600	6,000 — 33,000	5,938 6,000 6,000
Michael Molkentin(3) Chief Financial Officer	2004 2003 2002	185,000 25,515 —	— — —	37,000 — —	— 100,000 —	3,854 — —

(1)          Dr. Manuso became an employee of the Company on January 1, 2004.

(2)          Dr. Mettinger left the Company in January 2005.

(3)          Mr. Molkentin joined the Company in October 2003.

(4)          Includes $92,041 relocation allowance, $3,613 for life insurance premiums, $22,199 for automobile allowance, and $24,774 for club dues.

(5)          Represents automobile allowance.

(6)          Represents 401(k) contribution.

Option Grants in 2004

The following table shows, as to the Named Officers, information concerning stock options granted during 2004. We have never granted any stock appreciation rights.

	Individual Grants					Potential Realizable
	Number of		Percent of Total			Value at Assumed
	Securities		Options			Annual Rates of Stock
	Underlying		Granted to	Exercise		Price Appreciation for
	Options		Employees in	Price Per	Expiration	Option Term ($)(3)
Name	Granted		Fiscal Year(1)	Share ($)(2)	Date	5%	10%
James S.J. Manuso, Ph.D.	250,000	(4)	14.6	11.27	01/02/14	1,771,911	4,490,369
	50,000	(5)	2.9	11.27	01/02/14	354,382	898,074
	50,000	(6)	2.9	11.27	01/02/14	354,382	898,074
	200,000	(7)	11.7	11.27	01/02/14	1,417,528	3,592,296
	200,000	(8)	11.7	11.27	01/02/14	1,417,528	3,592,296
	50,000	(9)	2.9	11.27	01/02/14	354,382	898,074
	100,000	(10)	5.8	11.27	01/02/14	708,764	1,796,148
	100,000	(11)	5.8	11.27	01/02/14	708,764	1,796,148
	250,000	(12)	14.6	11.27	01/02/14	1,771,911	4,490,369
Edward L. Jacobs	80,000	(13)	4.7	7.05	05/10/14	354,697	898,871
Audrey F. Jakubowski, Ph.D.	2,000	(14)	0.1	7.39	04/08/14	9,295	23,556
	4,000	(15)	0.2	6.10	10/29/14	15,345	38,887
Karl L. Mettinger, M.D.	2,000	(14)	0.1	7.39	04/08/14	9,295	23,556
	4,000	(15)	0.2	6.10	10/29/14	15,345	38,887
Michael Molkentin	—		—	—	—	—	—

(1)  Based on a total of options to acquire 1,713,550 shares granted to employees in 2004.

(2)      Represents the fair market value on the date of grant as determined by the closing price of our common stock on the Nasdaq National Market.

(3)      The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in 2004, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rates specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC and do not represent the Company’s estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall stock market conditions, as well as the option holders’ continued employment through the exercise/vesting period. The amounts reflected in this table may never be achieved.

(4)      Option granted on January 2, 2004, and vested and became exercisable as to 1/12th of the shares on February 2, 2004 and at the end of each full month thereafter.

(5)      Option granted on January 2, 2004, and vests upon European approval of Orathecin.

(6)      Option granted on January 2, 2004, and vests upon European approval of Dacogen.

(7)      Option granted on January 2, 2004, and vested on March 5, 2004, upon the securing of more than $25 million in additional financing.

(8)      Option granted on January 2, 2004, and vests upon the Company achieving annual gross sales of $30 million or more.

(9)      Option granted on January 2, 2004, and vests upon the acquisition from a third party of at least one Phase II or more advanced stage compound.

(10)   Option granted on January 2, 2004, and vests upon completion of Phase III of a compound acquired during tenure as the Company’s chief executive officer.

(11)   Option granted on January 2, 2004, and vests upon FDA approval of a compound acquired by the Company during the term of the employment agreement.

(12)   Option granted on January 2, 2004, and vests upon achievement of additional milestones to be agreed upon with the Board of Directors.

(13)   Option granted on May 10, 2004, and vested and became exercisable as to 1/48th of the shares on June 10, 2004 and at the end of each full month thereafter.

(14)   Option granted on April 8, 2004, and vested and became exercisable as to 1/12th of the shares on May 8, 2004 and at the end of each full month thereafter.

(15)   Option granted on October 29, 2004, and vested and became exercisable as to 1/12th of the shares on November 29, 2004 and at the end of each full month thereafter.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

The following table sets forth, as to the Named Officers, certain information concerning options exercised during 2004 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004. Also reported are values for unexercised “in-the-money” options, which values represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company’s common stock as of December 31, 2004.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Exercise (#)	Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
James S.J. Manuso, Ph.D.	—	—	655,000	813,000	571,990	10,110
Edward L. Jacobs	—	—	125,617	74,383	54,871	22,930
Audrey F. Jakubowski, Ph.D.	—	—	95,758	6,942	129,687	17,983
Karl L. Mettinger, M.D	—	—	110,843	13,157	85,349	36,971
Michael Molkentin	—	—	27,083	72,917	—	—

(1)    The value of underlying securities is based on the $7.05 per share closing price of the Company’s common stock on December 31, 2004 (the last market trading day in 2004), minus the aggregate exercise price.

Employment Agreements

We maintain an employment agreement with Dr. James Manuso, SuperGen’s current president and chief executive officer, which became effective on January 1, 2004 and provides for an employment term through December 31, 2006. The agreement provides for a base salary of $400,000, adjusted annually at twice the percentage increase in the Consumer Price Index, a guaranteed annual bonus of $100,000, a potential annual performance-based bonus of $250,000 to be paid based on achievement of criteria established by the Compensation Committee, relocation expenses not to exceed $60,000, automobile allowances totaling $23,000, life insurance coverage of $1 million, and reimbursement of private club dues. The agreement also provides for additional cash compensation to offset taxes attributable to the payment of relocation expenses, life insurance, and club dues, as well as the grants of the following stock options:

•        On the effective date of the agreement and on each anniversary thereafter during the term of the agreement, an option to purchase 250,000 shares of the Company’s common stock at $11.27, the fair market value on the date of grant, as determined by the closing price of our common stock on the

Nasdaq National Market. Each option will vest as to 1/12th of the shares at the end of each month from the grant date.

•        On the effective date of the agreement, an option to purchase 1,000,000 shares of the Company’s common stock at $11.27, the fair market value on the date of grant, as determined by the closing price of our common stock on the Nasdaq National Market, with vesting subject to the achievement of various performance milestones.

In March 2005, the Compensation Committee approved a performance-based bonus of $250,000 to be paid to Dr. Manuso. The Compensation Committee determined to award the bonus after reviewing the achievements and performance of the Company through the fiscal year ended December 31, 2004 and Dr. Manuso’s instrumental efforts in that regard.

Effective January 1, 2004, we maintained an employment agreement with Dr. Joseph Rubinfeld, who retired as president and chief executive officer on December 31, 2003. This agreement provided for employment as the Company’s chief scientist for a one year term at a base salary of $595,000, a bonus of $250,000 for services rendered in 2003, and life insurance coverage equal to 150% of his base salary.  This agreement expired on its terms on December 31, 2004. Dr. Rubinfeld resigned as an employee of the Company in January 2005 and resigned from the Board of Directors in February 2005.

CERTAIN TRANSACTIONS

Agreements with KineMed, Inc.

In November 2001, we made an equity investment of $150,000 to acquire 100,000 shares of Series A Convertible Preferred stock of KineMed, Inc. (“KineMed”), a start-up biotech company. In March 2003, we made an additional equity investment of $30,000 to acquire an additional 15,000 shares. The president and chief executive officer of KineMed is a former director of SuperGen. Dr. Manuso, our president and chief executive officer, is a member of the board of directors of KineMed. We have accounted for this investment under the cost method as our ownership is less than 20% of KineMed’s outstanding shares.

In late 2004, we entered into a license agreement with KineMed whereby we granted them exclusive worldwide rights to the development, manufacture, commercialization and distribution of proprietary property we own relating to etiocholoandeione and etiocholanolone compounds. Under the terms of the license agreement and upon successful commercialization, we could earn future royalty revenue on worldwide sales. In addition, we have termination rights and rights of first refusal on new oncological uses of these compounds.

Agreements with AVI BioPharma, Inc.

Dr. Rubinfeld was a member of the board of directors of AVI BioPharma, Inc. (“AVI”) until March 2004. Dr. Denis Burger, the chief executive officer of AVI, is a former director of the Company. In December 1999, we entered into an agreement with AVI. Under the terms of the agreement, we acquired one million shares of AVI common stock, which amounted to approximately seven and one half percent (7.5%) of AVI’s outstanding common stock, for $2.5 million in cash and 100,000 shares of our common stock at $28.25 per share. We also acquired exclusive negotiating rights for the U.S. market for Avicine, AVI’s proprietary cancer vaccine currently in late-stage clinical testing against a variety of solid tumors. Avicine is a non-toxic immunotherapy that neutralizes the effect of a tumor-associated antigen on cancer cells, while stimulating the body’s immune system to react against the foreign tumor.

In July 2000, we finalized an agreement with AVI to obtain the U.S. marketing rights for Avicine. We issued 347,826 shares of our common stock along with $5 million in cash to AVI as payment for our investment, in exchange for 1,684,211 shares of AVI common stock. As part of this agreement, we obtained the right of first discussion to all of AVI’s oncology compounds and an option to acquire an additional 10% of AVI’s common stock for $35.625 per share. This option is exercisable for a three-year period commencing on the earlier of the date the FDA accepts the NDA submitted for Avicine or the date on which the closing price of AVI’s common stock exceeds the option exercise price.

Avicine will require significant additional expenditures to complete the clinical development necessary to gain marketing approval from the FDA and equivalent foreign regulatory agencies. As part of the agreement, we are obligated to make additional payments to AVI based on successful achievement of developmental, regulatory approval, and commercialization milestones over the next several years that could total $80 million. At December 31, 2004, the sum of our 2003 and 2002 Avicine development expenses, or $565,000, was still payable and is presented on the balance sheet as Payable to AVI BioPharma, Inc. We did not incur any Avicine development expenses in 2004.

In connection with the issuance of our 4% Senior Exchangeable Convertible Notes in June 2003, we issued to the note holders warrants to purchase the 2,634,211 shares of AVI at an exercise price of $5.00. We have pledged our shares of AVI to secure our obligation under the warrants.

Quark Biotech, Inc.

Dr. Manuso, our current president and chief executive officer, and Dr. Rubinfeld, our former president and chief executive officer and board member through February 2005, are directors and stockholders of Quark Biotech, Inc. (“QBI”), a privately-held development stage biotechnology company. In June 1997, we made an equity investment of $500,000 in QBI’s preferred stock, which represents less than 1% of the company’s outstanding shares as of December 31, 2004.

The Kriegsman Group

In March 2001, we retained The Kriegsman Group to render advice and assistance with respect to financial public relations and promotions. On July 25, 2002, Dr. Rubinfeld became a member of the board of directors of CytRx Corp. Steven Kriegsman, the president of The Kriegsman Group, is also a significant shareholder and president and chief executive officer of CytRx Corp. During 2004, The Kriegsman Group acted as the placement agent for our Stock Purchase and License Agreements with MGI PHARMA, Inc. For services rendered as the placement agent, we paid The Kriegsman Group $3,200,000 in cash and issued Kriegsman a warrant exercisable for 400,000 shares of our common stock at an exercise price of $10.00 per share. The warrant is exercisable for a term of five years.

Fermical, Inc.

At December 31, 2004, we owned 10% of Fermical, Inc. a privately-held company performing research and development work almost exclusively for SuperGen as well as selling SuperGen certain research supplies. We paid Fermical $150,000 in 2004 for research and development work and research supplies. Dr. Rubinfeld and the president of Fermical are currently partners in a new business enterprise, which new enterprise is not connected to or affiliated with SuperGen.

Management Indebtedness

In October 2001, the Company loaned $250,000 to Mr. Jacobs. The loan was secured by a continuing security interest in real property owned by Mr. Jacobs. The loan had an annual interest rate of 4% and was due and payable on December 31, 2003 under its original terms. Mr. Jacobs repaid the principal and accrued interest on the loan in 2004.

Employment of Certain Family Members

Dr. Rubinfeld, our former president and chief executive officer, and member of the Board of Directors until February 2005, was employed by the Company as chief scientist during 2004. During the year ended December 31, 2004, we paid Dr. Rubinfeld a salary of $594,380, a bonus of $250,000 for services rendered in 2003, and paid taxable life insurance premiums of $63,825.

We have also employed a number of individuals who are immediate family members of Dr. Rubinfeld. None of these individuals is an officer or director of the Company. The employees, their relationship to Dr. Rubinfeld, and their earnings for the year ended December 31, 2004, are as follows: Joseph Iovino, son-in law, $143,373; Susan Iovino, daughter, $115,070; Kevin Rolens, son-in-law, $119,768; Randee Rolens, daughter, $123,705; Kathleen Rubinfeld, daughter-in-law, $63,171; and Steven Rubinfeld, son, $84,934. Randee Rolens, Kathleen Rubinfeld and Steven Rubinfeld are no longer employed by SuperGen.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of our Board of Directors serves as the representative of the Board of Directors for general oversight of SuperGen’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. SuperGen’s management has primary responsibility for preparing SuperGen’s financial statements and financial reporting process. SuperGen’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of SuperGen’s fiscal year 2004 audited financial statements to generally accepted accounting principles. In this context, the Audit Committee hereby reports as follows:

1.     The Audit Committee has reviewed and discussed the audited financial statements with SuperGen’s management.

2.     The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented.

3.     The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with them their independence.

4.     Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.supergen.com. Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers.

AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Charles Casamento, Chairman
Thomas Girardi
Walter Lack

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee was established in January 1993 and is responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the executive officers and directors of SuperGen, including stock compensation and loans, and all bonus and stock compensation to all employees. The goal of the Committee is to ensure that SuperGen’s compensation practices are sufficient to attract the necessary talent to enable growth from a development stage company into one with commercialized products.

Compensation Committee Purposes

The Committee serves as an administrative arm of the Board to make decisions on behalf of the Board with respect to all forms of compensation to executive officers, and all bonus and stock compensation to employees.

Compensation for officers and key employees includes both cash and equity elements. Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Such bonuses are based on accomplishment of designated company goals.

Ownership of SuperGen’s common stock is a key element of executive compensation. Our officers and other employees are eligible to participate in SuperGen’s 2003 Stock Plan and the 1998 Employee Stock Purchase Plan. The Plans permit the Board or a committee designated by the Board to grant stock options to employees on such terms as the Board or such committee may determine. Employee option grants generally vest over a four-year period and thus require the employee’s continuing efforts. The Committee believes that it is in the stockholders’ interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of our success. If Proposal Three is approved by our stockholders, our 2003 Stock Plan will be amended to also provide for the granting of stock appreciation rights and restricted stock units.

Description of 401(k) Plan

SuperGen also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all employees. SuperGen may make discretionary contributions, which will be allocated based upon the relative compensation of each participant with at least 1,000 hours of service during the plan year and who are employed on the last day of the plan year. Company contributions vest ratably over five years. For 2004, SuperGen has made a discretionary contribution at the rate of 2% of each eligible participant’s salary as defined.

2004 Executive Compensation

Executive compensation for 2004 included base salary, cash bonuses, incentive stock option grants and other compensation. SuperGen issued cash bonuses in recognition of employees’ prior service and contributions towards the achievement of company goals. Compensation was established based on competitive compensation data and each executive’s job responsibilities, level of experience, individual performance, and contribution to the business. In making its decisions, the Committee exercised its discretion and judgment based on these factors. No specific formula was applied to determine the weight of each factor.

Chief Executive Officer Compensation for 2004

Dr. Manuso’s base salary was set at $400,000 as of January 1, 2004, and was established based on the Committee’s evaluation of his job responsibilities, his experience, and his contribution to the business. The Committee also evaluated compensation paid to executives of peer companies and exercised its discretion and judgment without applying any specific formula or weight to the various factors. Dr. Manuso was paid a guaranteed bonus of $100,000 in 2004. In addition, in March 2005, the Committee granted Dr. Manuso a performance-based bonus of $250,000 in connection with his services to the Company in 2004. The bonuses paid to Dr. Manuso were based on the Committee’s evaluation of Dr. Manuso’s performance and his significant contribution to SuperGen’s achievements during 2004. In connection with Dr. Manuso’s hiring as our president and chief executive officer on January 1, 2004, the Committee granted him an option to purchase 250,000 shares of the Company’s common stock with an exercise price equal to 100% of the fair market value of the Company’s common stock on the grant date. This option vests based upon Dr. Manuso’s continued employment as to 1/12th of the shares each month. At the same time, the Committee granted Dr. Manuso an option covering 1,000,000 shares of the Company’s common stock with an exercise price equal to 100% of the fair market value of the Company’s common stock on the grant date. This option vests based upon the achievement of specific performance milestones. The Committee determined that by structuring Dr. Manuso’s initial equity compensation awards to be predominantly performance based, it created a strong linkage to chief executive officer pay and SuperGen’s performance, enhancing stockholder value.

Internal Revenue Code Section 162(m) Implications for Executive Compensation

The Committee is responsible for addressing issues raised by Section 162(m) of the Internal Revenue Code. Section 162(m) limits SuperGen’s tax deduction for compensation paid to certain executive officers that does not qualify as “performance-based” to $1 million per executive officer. To qualify as performance-based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals. If Proposal Three is adopted by our stockholders, it will enable SuperGen to grant stock appreciation rights and restricted stock units that qualify as “performance-based” compensation under Section 162(m).

Summary

The Committee advises the Board regarding our cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote our business goals and providing incentive for these persons to achieve goals, which are intended to build long-term stockholder value.

COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Walter Lack, Chairman
Thomas Girardi

COMPANY STOCK PRICE PERFORMANCE GRAPH

The following graph compares our cumulative total stockholder return with those of the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index. The graph assumes that $100 was invested on December 31, 1999 in the Company’s common stock and in the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index, including reinvestment of dividends. Note that historic stock price performance should not be considered indicative of future stock price performance.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

INCORPORATION BY REFERENCE

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, the sections of this Proxy Statement entitled “Report of the Audit Committee of the Board of Directors,” “Report of the Compensation Committee of the Board of Directors” and “Company Stock Price Performance Graph” shall not be deemed “filed” with the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, unless specifically otherwise provided in any such filings.

THE BOARD OF DIRECTORS

Dublin, California
April 4, 2005

Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the annual meeting.

Appendix A

SUPERGEN, INC.
2003 STOCK PLAN
(As amended effective May    , 2005)

1.   Purposes of the Plan.   The purposes of this 2003 Stock Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide additional incentive to Employees, Directors and Consultants, and

•        to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Appreciation Rights, Restricted Stock Units or Stock Purchase Rights may also be granted under the Plan.

2.   Definitions.   As used herein, the following definitions shall apply:

(a)        “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)        “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles.

(c)        “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(d)        “Award” means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Restricted Stock Units or Stock Appreciation Rights.

(e)        “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)         “Awarded Stock” means the Common Stock subject to an Award.

(g)        “Board” means the Board of Directors of the Company.

(h)        “Change in Control” means the occurrence of any of the following events:

(i)            Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)           The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)          A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)          The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(i)         “Code” means the Internal Revenue Code of 1986, as amended.

(j)         “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k)        “Common Stock” means the common stock of the Company.

(l)         “Company” means SuperGen, Inc., a Delaware corporation.

(m)      “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n)        “Director” means a member of the Board.

(o)        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(p)        “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(q)        “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(r)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)        “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(t)         “Fiscal Year” means a fiscal year of the Company.

(u)        “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)        “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles.

(w)       “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x)        “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(y)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)        “Option” means a stock option granted pursuant to the Plan.

(aa)      “Option Agreement” means an agreement between the Company and an Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(bb)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)      “Participant” means the holder of an outstanding Award granted under the Plan.

(dd)     “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Operating Income, (g) Return on Assets, (h) Return on Equity, (i) Return on Sales, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

(ee)      “Plan” means this 2003 Stock Plan.

(ff)       “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

(gg)      “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Participant evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(hh)     “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(ii)       “Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

(jj)        “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(kk)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ll)       “Section 16(b)” means Section 16(b) of the Exchange Act.

(mm)   “Service Provider” means an Employee, Director or Consultant.

(nn)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

(oo)     “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 13 hereof.

(pp)     “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 12 of the Plan, as evidenced by a Notice of Grant.

(qq)     “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(rr)       “Total Stockholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

3.   Stock Subject to the Plan.   Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 5,500,000 Shares plus (a) any Shares which have been reserved but not issued under the Company’s 1993 Stock Option Plan (the “1993 Plan”) as of the expiration of the 1993 Plan on December 3, 2003 and (b) following the expiration of the 1993 Plan, any Shares which would otherwise have been returned to the 1993 Plan as a result of termination of options or repurchase of Shares issued under the 1993 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

Any Shares subject to Awards shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an

Option shall become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the Plan.

4.   Administration of the Plan.

(a)        Procedure.

(i)            Multiple Administrative Bodies.   Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)           Section 162(m).   To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)          Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)          Other Administration.   Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)        Powers of the Administrator.   Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)            to determine the Fair Market Value;

(ii)           to select the Service Providers to whom Awards may be granted hereunder;

(iii)          to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)          to approve forms of agreement for use under the Plan;

(v)            to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights or Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)          to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)         to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii)        to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

(ix)          to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise or vesting of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)            to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)          to make all other determinations deemed necessary or advisable for administering the Plan.

(c)        Effect of Administrator’s Decision.   The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5.   Eligibility.   Awards may be granted to Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

6.   Limitations.

(a)        Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(i)            Neither the Plan nor any Award shall confer upon an Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.

7.   Code Section 162(m) Provisions.

(a)        Option and SAR Annual Share Limit.   No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 1,000,000 Shares; provided, however, that such limit shall be 2,000,000 Shares in connection with the Participant’s initial service.

(b)        Restricted Stock, Restricted Stock Units and Performance Share Annual Limit.   No Participant shall be granted, in any Fiscal Year, more than 500,000 Shares of Restricted Stock, subject to Stock Purchase Rights or Restricted Stock Units; provided, however, that such limit shall be 1,000,000 Shares in connection with the Participant’s initial service.

(c)        Section 162(m) Performance Restrictions.   For purposes of qualifying grants of Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock subject to Stock Purchase Rights or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(d)        Changes in Capitalization.   The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 16(a).

8.   Term of Plan.   Subject to Section 22 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

9.   Term of Option.   The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

10.   Option Exercise Price and Consideration.

(a)        Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)            In the case of an Incentive Stock Option

(A)   granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)   granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b)         Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(c)         No Repricing.   The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(d)         Waiting Period and Exercise Dates.   At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(e)        Form of Consideration.   The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)            cash;

(ii)           check;

(iii)          promissory note;

(iv)          other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)            consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)          a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)         any combination of the foregoing methods of payment; or

(viii)        such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.   Exercise of Option.

(a)        Procedure for Exercise; Rights as a Stockholder.   Any Option granted here-under shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)         Termination of Relationship as a Service Provider.   If an Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her

Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)         Disability of Participant.   If an Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)         Death of Participant.   If an Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant’s death. If, at the time of death, Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

12.   Stock Purchase Rights.

(a)         Rights to Purchase.   Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)         Repurchase Option.   Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c)         Other Provisions.   The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)         Rights as a Stockholder.   Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

13.   Stock Appreciation Rights.

(a)         Grant of SARs.   Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to the provisions of Section 7(a), the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)         Exercise Price and other Terms.   The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 7(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

(c)         No Repricing.   The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(d)         Payment of SAR Amount.   Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)            The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)           The number of Shares with respect to which the SAR is exercised.

(e)         Payment upon Exercise of SAR.   Payment for a SAR shall only be made in Shares.

(f)          SAR Agreement.   Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(g)         Expiration of SARs.   A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(h)         Termination of Relationship as a Service Provider.   If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for three months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(i)          Disability.   If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(j)          Death of Participant.   If a Participant dies while a Service Provider, the SAR may be exercised following the Participant’s death within such period of time as is specified in the SAR Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the SAR Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant’s death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

14.   Restricted Stock Units.

(a)         Grant.   Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued service but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock Units. Restricted Stock Units shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b)         Vesting Criteria and Other Terms.   The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c)         Earning Restricted Stock Units.   Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)         Form and Timing of Payment.   Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator shall pay earned Restricted Stock Units in Shares.

(e)         Cancellation.   On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

15.   Non-Transferability of Awards.   Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, it may only be transferable for no consideration to transferees permitted pursuant to the Securities & Exchange Commission’s General Instructions to the Form S-8 Registration Statement and such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

16.   Adjustments Upon Changes in Capitalization, Merger or Change in Control.

(a)         Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 7(a) and (b) hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)         Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c)         Merger or Change in Control.

(i)            Stock Options, Stock Purchase Rights and SARs.   In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option, Stock Purchase Right and SAR shall be assumed or an equivalent option, right or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

In the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right or SAR, the Participant shall fully vest in and have the right to exercise the Option, Stock Purchase Right or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option, Stock Purchase Right or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option, Stock Purchase Right or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option, Stock Purchase Right or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, Stock Purchase Right or SAR shall be considered assumed if, following the merger or Change of Control, the option, right or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option, Stock Purchase Right or SAR immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Purchase Right or SAR, for each Share of Awarded Stock subject to the Option, Stock Purchase Right or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(ii)           Restricted Stock and Restricted Stock Units.   In the event of a Change of Control, each outstanding Restricted Stock and Restricted Stock Unit award shall be assumed or an equivalent Restricted Stock or Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock or Restricted Stock Unit award including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, or Restricted Stock Units award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

17.   Date of Grant.   The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

18.   Amendment and Termination of the Plan.

(a)        Amendment and Termination.   The Board may at any time amend, alter, suspend or terminate the Plan.

(b)        Stockholder Approval.   The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)        Effect of Amendment or Termination.   No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.   Conditions Upon Issuance of Shares.

(a)        Legal Compliance.   Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)        Investment Representations.   As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.   Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.   Reservation of Shares.   The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.   Stockholder Approval.   The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

SUPERGEN, INC.

2005 Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SuperGen, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 1, 2005, and hereby appoints James S.J. Manuso and Michael Molkentin, and each of them individually, its proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of SuperGen, Inc. to be held on May 12, 2005, at 2:00 p.m. local time, at 4140 Dublin Boulevard, Dublin, California 94568, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matter set forth on the reverse side and, in his discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

You can now access your SuperGen account online.

Access your SuperGen stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for SuperGen, Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	Enroll for electronic delivery of annual reports, proxy
•	Make address changes		statements, and other stockholder communications.
•	View certificate history
•	Establish/change your PIN

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Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR ALL NOMINEES	WITHHELD FOR ALL NOMINEES			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS: Nominees: 01 James S.J. Manuso, 02 Charles J. Casamento, 03 Thomas V. Girardi, 04 Allan R. Goldberg, 05 Walter J. Lack, 06 Michael D. Young	☐	☐	2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.	☐	☐	☐

				3.	PROPOSAL TO APPROVE THE AMENDMENTS TO THE COMPANY'S 2003 STOCK PLAN.	☐	☐	☐
Withheld for nominees listed below (Write nominee's name in space provided below):

In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof, including any postponement or adjournment of a meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

	Signature(s) ___________________________________________________________________________________					Dated __________________, 2005

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.

Ù FOLD AND DETACH HERE Ù

You can view the SuperGen, Inc. 2004 Annual Report, the 12/31/04 Form 10-K, and the Proxy Statement on the internet at www.supergen.com/financialinfo2004